Exhibit 32.2

      CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER PURSUANT TO 18 USC 1350
                (Section 906 OF THE SARBANES-OXLEY ACT OF 2002)

         I, Yam-Hin (Jim) Tan., Chief Financial Officer of Avenue Group, Inc. (the "Company"), certify that to the best of my knowledge, based upon a review of the annual report on Form 10KSB for the period ended December 31, 2003 of the Company (the "report):


                  1. the report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

                  2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

         Date: March 29, 2004

                                       BY: /s/ Yam-Hin (Jim) Tan
                                           Yam-Hin (Jim) Tan
                                           Chief Financial Officer